Merrill Lynch U.S. Treasury Money Fund
  Supplement dated September 26, 2000 to the Prospectus dated March 9, 2000


Financial Data Services, Inc. (FDS), the transfer agent for Merrill Lynch U.S. Treasury Money Fund (the Fund) has updated the systems on which the Fund's records are kept. This Supplement briefly outlines certain changes to the Fund's operations resulting from the systems update.


o Dividend Distributions -Previously, dividend distributions were declared and paid daily. Effective September 29, 2000, dividend distributions will be declared daily and paid monthly. Dividends that are declared but unpaid will remain in the gross assets of the Fund and will therefore continue to earn income for the Fund's shareholders. Accordingly, this change will not materially affect the amount of dividends earned by shareholders during any given period. After September 29, 2000, FDS can no longer issue distribution checks for investment accounts held at a branch office.
    Those dividends that are not automatically reinvested will be credited to your Merrill Lynch account. Should you determine you prefer receiving a physical check please contact your Merrill Lynch Financial Consultant to establish standing instructions best suited to meet your needs.

o Automatic Investment Plan- You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts. Should you wish to purchase the Fund through the Automatic Investment Program (AIP) after October 31, 2000, and your account is not held directly at FDS, please contact your Financial Consultant to discuss the various options now available to you.

o Systematic Withdrawal Plan - You may choose to receive systematic payment from your Fund account on a periodic basis. If you wish to redeem the Fund through the Systematic Withdrawal Program (SWP) after October 31, 2000, and your account is not held directly at FDS you will need to contact your Financial Consultant to discuss the options now available to you. Redemptions via SWP for accounts maintained at a branch office will no longer receive a check generated from FDS. Instead, when SWP redemptions occur, the cash will credit directly to your Merrill Lynch investment account. In the event you wish to continue to receive a check, please contact your Financial Consultant to establish instructions to have a check issued to you.

o Purchase Orders - Purchase orders for which remittance is to be made by check may be submitted by mail or otherwise to your Merrill Lynch Branch Office. Purchase orders for accounts maintained directly at the Transfer Agency, should be sent directly to FDS. Purchases into the Fund will now begin to earn dividends on the business day following trade date. Previously, all purchase trades earned dividends two business days following trade date.

o Check Redemptions - Effective September 29, 2000, redemption of the Fund by check will now earn dividends up until the day prior to the day the check clears. Previously, redemption of the Fund by check earned dividends until the day the check cleared.

Should you have any questions, please contact one of our Client Service Representatives at the following toll-free number 1-800-221-7210.